BLACKROCK BASIC VALUE FUND, INC.

(the “Fund”)

Supplement dated January 7, 2021 to the Statement of Additional Information (“SAI”)

of the Fund, dated October 28, 2020, as supplemented to date

Effective December 31, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Joseph Wolfe, Tony DeSpirito, David Zhao and Franco Tapia are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of June 30, 2020.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tony DeSpirito	15 $23.31 Billion	7 $2.70 Billion	4 $415.35 Million	0 $0	0 $0	0 $0
Franco Tapia	15 $23.31 Billion	7 $2.70 Billion	4 $415.35 Million	0 $0	0 $0	0 $0
Joseph Wolfe	9 $3.27 Billion	10 $2.28 Billion	0 $0	0 $0	0 $0	0 $0
David Zhao	15 $23.31 Billion	7 $2.70 Billion	4 $415.35 Million	0 $0	0 $0	0 $0

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Joseph Wolfe Tony DeSpirito David Zhao Franco Tapia	50% SNP500NR2/50% SP5100OW Index; FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P 500 Net Dividends Reinvested Index (Net USD); S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP)

The sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

As of June 30, 2020, the end of the Fund’s most recently completed fiscal year end, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range
Joseph Wolfe	$100,001-$500,000
Tony DeSpirito	$100,001-$500,000
David Zhao	$50,001-$100,000
Franco Tapia	$50,001-$100,000

Shareholders should retain this Supplement for future reference.

SAI-BV-0121SUP

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